UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

ALSET EHOME INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane Suite 210 Bethesda, Maryland 20814	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.03 are incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 13, 2021 Alset EHome International Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Chan Heng Fai (the “Purchaser”) for the issuance and sale of a convertible promissory note (the “Note”) in favor of Purchaser, in the principal sum of $6,250,000.

The Note bears interest at a rate equal to three percent (3%) per annum, computed using a 360 day year multiplied by the actual number of days in each time period. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable, shall be due and payable on the earlier of (i) December 13, 2024 or (ii) when such amounts are declared due and payable by the Purchaser or made automatically due and payable, in each case upon or after the occurrence of an Event of Default (as defined in the Note).

Upon one (1) business day written notice the Company, the Purchaser will have the option to at its sole discretion to either (i) convert, in whole or in part the outstanding balance and accrued interest payable thereon under the Note into either shares of common stock at the conversion price $0.625 or (ii) receive cash payment for the accrued and unpaid balance.

The Purchaser is the Chief Executive Officer and Chairman of the Board of Directors of the Company, and is the largest shareholder of the Company’s common stock. The sale and issuance of the Note by the Company to Purchaser is considered a related party transaction. The sale and issuance of this Note by the Company to Purchaser is subject to approval by Nasdaq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Dated: December 17, 2021	By:	/s/ Rongguo Wei
Name: Rongguo Wei
Title: Co-Chief Financial Officer